Exhibit 99.2

Capitalworks Emerging Markets Acquisition Corp. Provides Update on Lexasure Group Business Combination

NEW YORK and GEORGE TOWN, Cayman Islands, May 12, 2023 (GLOBE NEWSWIRE) – Capitalworks Emerging Markets Acquisition Corp. (“CEMAC”) (NASDAQ: CMCA), a publicly traded special purpose acquisition company organized in the Cayman Islands to effect a merger, stock exchange, asset acquisition, stock purchase, recapitalization or other similar business combination, announced an update on its previously announced initial business combination with Lexasure Financial Group (“Lexasure” or the “Company”), pursuant to which a new Cayman Islands holdings company, Lexasure Financial Holdings Corp. (“Pubco”), will acquire both Lexasure and CEMAC.

CEMAC is seeking shareholder approval for a nine-month extension to March 3, 2024, of its deadline to complete a business combination at a shareholder meeting scheduled for May 23, 2023.

Lexasure provides reinsurance and digital insurance solutions, including Reinsurance-as-a-Service (RaaS), to the growing markets of Southeast and South Asia. The Company seeks to enable local direct insurers to compete across emerging Asian markets through innovative product solutions designed to empower insurers, companies, and individuals to manage risk more effectively and accelerate their growth. These product solutions include Lexasure’s recently launched comprehensive mobile apps, Vivacity and Flourish, which are designed to promote healthy lifestyles, improve engagement for health insurance providers, and provide farmers with insurance coverage and mobile technology in the event of the failure of crops and livestock, respectively. In its traditional lines of business, Lexasure underwrites reinsurance and insurance and serves as a broker for a diverse set of industries, working with over 60 primary insurers across 22 countries in Asia, the Middle East, and North America.

Lexasure is led by a senior leadership team comprised of insurance veterans and technology leaders with over 150 years of combined industry experience. Lexasure’s Chairman, Richard Goh, has over 40 years of experience in the insurance business and is the former CEO of a Labuan composite insurance group that has operations in Indonesia, the Philippines, and Malaysia.  Lexasure’s founder and CEO, Ian Lim, has over 25 years of experience in the reinsurance and insurance industries, having previously served in senior leadership roles at BMS Asia and SiriusPoint.

Additional information on Lexasure is provided in an investor presentation available on their investor relations website at https://ir.lexasure.com by clicking on the Events & Presentations page under the News & Events heading.

Important Information About the Proposed Transaction and Where to Find It

The proposed business combination will be submitted to the shareholders of CEMAC for their consideration and approval. Pubco intends to file a registration statement on Form F-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to CEMAC’s shareholders in connection with CEMAC’s solicitation for proxies for the vote by CEMAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued by Pubco to Lexasure’s shareholders and CEMAC’s securityholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, CEMAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. CEMAC’s shareholders and other interested persons are advised to read, once available, the Registration Statement and the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with CEMAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about CEMAC, Lexasure, Pubco and the proposed business combination. CEMAC shareholders and other interested parties may also obtain a copy of the Registration Statement and the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by CEMAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Capitalworks Emerging Markets Acquisition Corp., 1345 Avenue of the Americas, 11th Floor, New York, NY, 10105, USA.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Lexasure’s, Pubco’s and CEMAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Lexasure, Pubco and CEMAC. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; the outcome of any legal proceedings that may be instituted against Lexasure, Pubco or CEMAC or others following the announcement of the proposed business combination; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Lexasure or CEMAC or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Lexasure as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; Lexasure’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; the effects of COVID-19 or other epidemics; changes in the competitive environment affecting Lexasure or its customers, including Lexasure’s inability to introduce new products or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Lexasure’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Lexasure; the possibility that Lexasure, Pubco or CEMAC may be adversely affected by other economic, business and/or competitive factors; Lexasure’s estimates of its financial performance; risks related to the fact that each of Lexasure and Pubco is incorporated in the Cayman Islands and governed by Cayman Islands law; and those factors discussed in CEMAC’s final prospectus dated November 30, 2021, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in each case, under the heading “Risk Factors,” and other documents of CEMAC or Pubco filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Lexasure, Pubco or CEMAC presently knows or that Lexasure, Pubco and CEMAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lexasure’s, Pubco’s and CEMAC’s expectations, plans, or forecasts of future events and views as of the date of this press release. Lexasure, Pubco and CEMAC anticipate that subsequent events and developments will cause Lexasure’s, Pubco’s and CEMAC’s assessments to change. However, while Lexasure, Pubco and CEMAC may elect to update these forward-looking statements at some point in the future, Lexasure, Pubco and CEMAC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Lexasure’s, Pubco’s and CEMAC’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

CEMAC, Lexasure, Pubco and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from CEMAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CEMAC’s shareholders in connection with the proposed business combination will be set forth in CEMAC’s proxy statement/prospectus when it is filed with the SEC. You can find more information about CEMAC’s directors and executive officers in CEMAC’s final prospectus dated November 30, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Investor and Media Contacts:

Crocker Coulson, CEO, AUM Media
+1 (646) 652-7185

crocker.coulson@aummedia.org

Cody Slach
+1 (949) 574-3860

CMCA@gatewayir.com